EXHIBIT 32.1

ACTING CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of MedicalCV, Inc. (the “Company”) on Form 10-KSB for the annual period ended April 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence L. Horsch, Chairman of the Board and Acting Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: July 29, 2004	By	/s/ Lawrence L. Horsch
Lawrence L. Horsch
Chairman of the Board and Acting Chief Executive Officer